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VECTOR GROUP LTD

INVESTOR PRESENTATION

May 2020

DISCLAIMER

This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. ("Vector," "Vector Group Ltd." or "the Company") or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever.

The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction.

The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information.

The following presentation may contain "forward-looking statements," including any statements that may be contained in the presentation that reflect Vector's expectations or beliefs with respect to future events and financial performance, such as the impact of the Covid-19 pandemic on the Company's business and operations. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector's capital expenditures impact its expected free cash flow and the other risk factors described in Vector's annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, and quarterly report on Form 10-Q for the period ended March 31, 2020, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020 and May 8, 2020 (Commission File Number 1-05759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted".

Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation.

INVESTMENT HIGHLIGHTS & PORTFOLIO

Overview

- Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)
- History of strong earnings with Adjusted EBITDA of $269.9 million for the twelve months ended March 31, 2020[(1)]
  - Tobacco Adjusted EBITDA of $279.6 million for the twelve months ended March 31, 2020[(2)]
  - Douglas Elliman produced Revenues of $787.8 million and Adjusted EBITDA of $6.6 million for the twelve months ended March 31, 2020[(3)]
- Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley
- Maintains substantial liquidity with cash, marketable securities and long-term investments of $620 million (before scheduled retirement of $170 million of debt in April 2020) as of March 31, 2020[(4)]
- As of March 31, 2020, seasoned management team with average tenure of 26 years with Vector Group
- Management team and directors beneficially own approximately 10% of Vector Group
- Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $160 million and $169 million from 2012 to 2019[(5)]

(1) Vector's Net income for the twelve months ended March 31, 2020 was $83 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed on May 8, 2020 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.
(2) All "Liggett" and "Tobacco" financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on May 8, 2020.
(3) Douglas Elliman's Net (loss) was $(52.4) million for the twelve months ended March 31, 2020. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed on May 8, 2020, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document.
(4) At March 31, 2020 the total amount ($620 million) includes cash at Douglas Elliman of $49 million and cash at Liggett of $69 million. Excludes real estate investments.
(5) Cost advantage applies only to cigarettes sold below applicable market share exemption (approximately 1.93% of cigarettes sold in the United States).

TOBACCO OPERATIONS

LIGGETT GROUP OVERVIEW

- Fourth-largest U.S. tobacco company; founded in 1873
  - Core Discount Brands – *Eagle 20's, Pyramid, Grand Prix, Liggett Select* and *Eve*
  - Partner Brands – *USA, Bronson* and *Tourney*
- Consistent and strong cash flow
  - Tobacco Adjusted EBITDA of $279.6 million for the twelve months ended March 31, 2020 (1)
  - Low capital requirements with capital expenditures of $5.3 million related to tobacco operations for the twelve months ended March 31, 2020
- Current cost advantage of approximately $0.76 per pack(2) compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands
  - Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States
  - MSA exemption annual cost advantage ranged between $160 million and $169 million for Liggett and Vector Tobacco from 2012 to 2019


Pyramid
LIGGETT
SELECT
Eagle 20's
GRAND
PRIX
EVE

(1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company's Current Report on Form 8-K, filed on May 8, 2020. Please also refer to the Disclaimer to this document on Page 2.
(2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States).

VECTOR GROUP LTD

LIGGETT GROUP HISTORY

1998 — Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies

1999 — Introduced deep discount brand *Liggett Select* taking advantage of the Company's cost advantage resulting from the MSA

2005 — Relaunched deep discount brand *Grand Prix*

2009 — Repositioned *Pyramid* as a deep-discount brand in response to a large Federal Excise Tax increase

2013 — Repositioned Eagle 20's as a national deep discount brand

Today — Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA



Tobacco Adjusted EBITDA(1) ($ Millions)
$300
$250
$200
$150
$100
$50
$0
Domestic Market Share
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 LTM 3/31/2020
$46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $198 $209 $243 $268 $253 $249 $270 $280
1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.0%

Source: MSA CRA wholesale shipment database.
Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007.

(1) *Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed on May 8, 2020. Please also refer to Table 2 of Exhibit 99.2 to the Company's Current Reports on Form 8-K, dated October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, dated February 28, 2020.*

ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE



Legacy brands
Brands acquired by ITG in 2015
Newport – acquired by RAI in 2015
Santa Fe tobacco – acquired by RAI in 2002
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
48.8%
47.4%
45.4%
2003
2006
2014
LTM 3/31/20
0.3%
0.4%
28.9%
7.7%
20.9%
28.4%
8.8%
19.2%
32.4%
12.4%
1.5%
18.4%
32.1%
13.5%
2.8%
15.8%
15.00%
10.00%
5.00%
0.00%
12.15%
9.26%
2.89%
12.47%
8.81%
3.65%
9.45%
6.74%
2.71%
8.75%
6.74%
2.01%
2.44%
2.36%
3.36%
4.05%
12.2%
9.3%
2.9%
12.5%
8.8%
3.7%
9.5%
6.7%
2.7%
8.8%
6.7%
2.0%
2.4%
2.4%
3.4%
4.0%
PHILIP MORRIS USA
REYNOLDS AMERICAN
ITG BRANDS
LIGGETT GROUP

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM 3/31/2020.

(1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.

(2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 9.7% in 2003, 2006, 2014 and LTM 3/31/2020, respectively.

VECTOR GROUP LTD

TOBACCO LITIGATION AND REGULATORY UPDATES

Litigation

- In 2013, Liggett reached a settlement with approximately 4,900 *Engle* progeny plaintiffs, which represented a substantial portion of Liggett's pending litigation
  - Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the following 14 years (2015 – 2028)
- Liggett has resolved all but approximately 44 *Engle* progeny cases as of March 31, 2020
- Liggett is also a defendant in 55 non-*Engle* smoking-related individual cases and three smoking-related actions where either a class had been certified or plaintiffs were seeking class certification
- The Mississippi Attorney General has filed a motion to enforce Mississippi's 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi approximately $34 million in damages (including interest through March 2020)

Regulatory

- Since 1998, the MSA has restricted the advertising and marketing of tobacco products
- In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products
  - FDA is prohibited from issuing regulations that ban cigarettes
  - In 2018, FDA issued a Notice of Proposed Rulemaking to consider reducing nicotine in tobacco
- Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist

REAL ESTATE OPERATIONS

REAL ESTATE OVERVIEW

- New Valley, which now owns 100% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects
- New Valley has invested approximately $178 million[(1)], as of March 31, 2020, in a broad portfolio of real estate projects

New Valley Revenues – LTM March 31, 2020


Real Estate Brokerage Commissions
Other
Property Management
$36M
$10M
$792M
$746M

New Valley Adjusted EBITDA[(2)]


$27.9M
$10.3M
$6.1M
$7.0M
2017
2018
2019
LTM 3/31/2020

(1) Net of cash returned.
(2) New Valley's net income (loss) was $37.6M, $14.8M, $(11.4)M and $(54.4)M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Form 8-K, filed on May 3, 2019, February 28, 2020 and May 8, 2020 and Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarterly period ended March 31, 2020 as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.0M. $15.0M, $17.1M and $16.8M for the periods presented, respectively.

VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S.
- Douglas Elliman has more than 7,000 affiliated agents and approximately 115 offices in the U.S.
- Alliance with Knight Frank provides a network with approximately 500 offices across 60 countries with approximately 19,000 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM March 31, 2020



Long Island, Westchester, Connecticut Massachusetts
$7.7B
New York City
$11.2B
Aspen
Los Angeles
$4.2B
Florida
$5.1B

Douglas Elliman Closed Sales



$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$28.8B
$28.9B
2014
2015
2016
2017
2018
2019
LTM 3/31/2020

Douglas Elliman Revenues – LTM March 31, 2020



Real Estate Brokerage Commissions
Other
Property Management
$36M
$6M
$788M
$746M

Douglas Elliman Adjusted EBITDA[(1)]



$26.1M
$11.3M
$5.3M
$6.6M
2017
2018
2019
LTM 3/31/2020

(1) Douglas Elliman's net income (loss) was $21.4M, $5.2M , $6.2M and $(52.4)M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, May 3, 2018, June 14, 2018 , February 28, 2019, February 28, 2020 and May 8, 2020, Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarterly period ended March 31, 2020 as well as the Disclaimer to this document on Page 2.

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE INVESTMENTS AT MARCH 31, 2020 [(1)]



Land Development/Real Estate Held for Sale, net
Apartments/ Condominiums/Hotels
Commercial Retail/ Office Assets
West Hollywood Edition (West Hollywood)
Sagaponack (East Hampton)
The Plaza at Harmon Meadow (New Jersey)
Maryland Portfolio (Baltimore County)
New York City Investments (see Page 13)
Takanasee (New Jersey)
INTERNATIONAL INVESTMENTS
Coral Beach and Tennis Club Bermuda
500 Broadway (Santa Monica)
Wynn Las Vegas Retail (Nevada)
Escena (Palm Springs)
Fontainebleau (Las Vegas)
87 Park (Miami Beach)
500 Alton Road (Miami Beach)
Monad Terrace (Miami Beach)
West Hialeah (Miami)

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the period ended March 31, 2020.

NEW VALLEY'S REAL ESTATE INVESTMENTS IN NEW YORK CITY[1]



COLUMBUS CIRCLE
FIFTH AVE.
E. 59TH ST.
QUEENSBORO BRIDGE
QUEENS
W. 42ND ST.
E. 42ND ST.
QUEENS-MIDTOWN TUNNEL
W. 34TH ST.
E. 34TH ST.
E. 23RD ST.
East River
UNION SQUARE
EAST 14TH ST.
GREENWICH
Hudson River
WILLIAMSBURG BRIDGE
LOWER EAST SIDE
SOHO
BOWERY
HOLLAND TUNNEL
CHAMBERS ST.
BROADWAY
MANHATTAN BRIDGE
BROOKLYN BRIDGE

1. **The Marquand** Upper East Side (in liquidation)
2. **10 Madison Square West** Flatiron District/NoMad (in liquidation)
3. **11 Beach Street** TriBeCa
4. **20 Times Square** Times Square (in liquidation)
5. **111 Murray Street** TriBeCa
6. **160 Leroy Street** Greenwich Village (in liquidation)
7. **215 Chrystie Street** Lower East Side
8. **The Dutch** Long Island City
9. **1 QPS Tower** Long Island City (in liquidation)
10. **Park Lane Hotel** Central Park South
11. **125 Greenwich Street** Financial District
12. **The XI (formerly "The Eleventh")** West Chelsea
13. **15 East 19th Street (formerly "New Brookland")** Brooklyn
14. **The Dime (Havemeyer Street)** Brooklyn
15. **352 6th Avenue** Brooklyn
16. **9 DeKalb** Brooklyn
17. **Meatpacking Plaza** Meatpacking District

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended March 31, 2020.

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AS OF MARCH 31, 2020 [(1)]

($ Thousands)

	Net cash invested / (returned)	Cummulative earnings / (loss) [(2)]	Carrying value [(2)]	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ 18,685	$ -	$ 18,685	N/A	100.0%	1
All other U.S. areas	2,280	7,681	9,961	N/A	100.0%	1
	$ 20,965	$ 7,681	$ 28,646			2
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ 8,209	$ 39,450	$ 47,659	2020 - 2022	3.1% - 49.5%	15
All other U.S. areas	55,859	(833)	55,026	2020 - 2023	15% - 77.8%	6
	$ 64,068	$ 38,617	$ 102,685			21
Apartments (Minority Interest owned)						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	(975)	975	-	N/A	7.6% - 16.3%	2
	$ (975)	$ 975	$ -			2
Hotels (Minority interest owned)						
New York City SMSA	$ 4,131	$ (1,777)	$ 2,354	N/A	1.0%-18.4%	2
All other U.S. areas	8,380	(798)	7,582	N/A	15%	1
International	6,048	(4,348)	1,700	N/A	49%	1
	$ 18,559	$ (6,923)	$ 11,636			4
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (9,093)	$ 11,807	$ 2,714	N/A	45.4% - 49%	3
All other U.S. areas	4,798	3,034	7,832	N/A	1.6%	1
	$ (4,295)	$ 14,841	$ 10,546			4
Total	**$ 98,322**	**$ 55,191**	**$ 153,513**			**33**
Summary						
New York City SMSA	$ 21,932	$ 49,480	$ 71,412			21
All other U.S. areas	70,342	10,059	80,401			11
International	6,048	(4,348)	1,700			1
	$ 98,322	$ 55,191	$ 153,513			33

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended March 31, 2020.
(2) Includes interest expense capitalized to real estate ventures of $9,079.

FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA

(Dollars in millions)

Revenues



Tobacco
Real Estate
Corporate & Other
$1,807
$1,081
$727
2017
$1,870
$1,111
$759
2018
$1,904
$1,115
$789
2019
$1,937
$1,145
$792
LTM 3/31/2020

Adjusted EBITDA[1]



Tobacco
Real Estate
Corporate & Other
$267
$253
$28
($14)
2017
$245
$249
$11
($15)
2018
$259
$270
$6
($17)
2019
$270
$280
$7
($17)
LTM 3/31/2020

(1) Vector's Net income for the periods presented was $84.6M, $58.1M, $101M and $82.8M, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company's Current Reports on Form 8-K, filed on February 28, 2019, May 3, 2019, February 28, 2020 and May 8, 2020, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2.

SUMMARY

VECTOR GROUP LTD

SUMMARY

- Vector Group, a holding company owning Tobacco and Real Estate businesses and holding consolidated cash, investment securities and long-term investments of **$620 million[(1)] at March 31, 2020 ($450 million after accounting for $170 million of retirement of debt in April 2020).**
  - Vector's management team has an average tenure of **26 years** with the Company and, along with directors, beneficially owns approximately **10% of Vector's common stock**

- Tobacco segment
  - Liggett is the fourth-largest U.S. Cigarette company with **4.0%** wholesale market share and **4.2%** retail market share over LTM March 31, 2020
  - Only major U.S. cigarette manufacturer to **increase** both **market share** and **unit volumes** over the last 10 years
  - **$280 million**[(2)] of Tobacco Adjusted EBITDA over LTM March 31, 2020

- Real Estate segment
  - New Valley owns a diversified portfolio of consolidated and non-consolidated real estate investments totaling **$154 million** at March 31, 2020
  - Douglas Elliman Realty LLC
    - Largest residential real estate brokerage firm in New York Metropolitan area and fourth-largest residential brokerage firm in the U.S.
    - Closed sales volume of **$28.9 billion** over LTM 3/31/20
    - Revenues have increased from **$541 million** in 2014 to **$788 million** over LTM 3/31/20

(1) At March 31, 2020 the total amount ($620 million) includes cash at Douglas Elliman of $49 million, and cash at Liggett of $69 million. Excludes real estate investments.

(2) Vector's operating income from the tobacco segment for the periods presented was $270.7 million for the twelve months ended March 31, 2020. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed on May 8, 2020 (Tables 2 and 5) and February 28, 2019 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.

VECTOR GROUP LTD

ADJUSTED EBITDA RECONCILIATION

($ Millions)

	FYE December 31, 2017	FYE December 31, 2018	FYE December 31, 2019	LTM 3/31/20
Net income attributed to Vector Group Ltd.	$ 84.6	$ 58.1	$ 101.0	$ 82.8
Interest Expense	173.7	203.8	138.4	136.6
Tax (Benefit) Expense	(1.6)	21.6	32.8	25.1
Net Income (Loss) Attributed to Non-Controlling Interest	6.2	(0.1)	0.0	(0.0)
Depreciation and Amortization	18.6	18.8	17.9	17.7
EBITDA	**$ 281.5**	**$ 302.1**	**$ 290.1**	**$ 262.1**
Change in Fair Value of Derivatives Embedded Within Convertible Debt [1]	(35.9)	(45.0)	(26.4)	(19.4)
Equity in Losses (Earnings) on Long-Term Investments [2]	0.8	(3.2)	-	(65.8)
Net Losses Recognized on Investment Securities	0.7	9.6	-	-
Equity in (Earnings) Losses from Real Estate Ventures [3]	(21.4)	(14.4)	19.3	23.4
Loss on Extinguishment of Debt	34.1	4.1	4.3	4.3
Stock-Based Compensation Expense [4]	10.9	10.0	9.5	9.3
Litigation Settlement and Judgment Expense (Income) [5]	6.6	(1.8)	1.0	1.0
Impact of MSA Settlement [6]	(2.7)	(6.3)	-	-
Purchase Accounting Adjustments [7]	(2.1)	0.6	-	-
Impairments of Goodwill and Intangible Assets [8]	-	-	-	58.3
Other, Net	(5.4)	(10.3)	(38.3)	(3.2)
Adjusted EBITDA	$ 266.9	$ 245.3	$ 259.4	$ 269.9
Net Adjusted EBITDA Attributed to Non-Controlling Interest	(7.6)	(3.3)	-	-
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA [9]	7.7	3.3	-	-
Adjusted EBITDA Attributed to Vector	**$ 267.0**	**$ 245.3**	**$ 259.4**	**$ 269.9**
Operating Income (Loss) by Segment:				
Tobacco	$ 240.4	$ 246.5	$ 261.6	$ 270.7
Real Estate	21.4	3.4	(2.9)	(60.0)
Corporate & Other	(26.2)	(25.9)	(27.6)	(27.0)
Operating Income (Loss)	**$ 235.6**	**$ 224.0**	**$ 231.1**	**$ 183.6**
Adjusted EBITDA Attributed to Vector by Segment:				
Tobacco	$ 253.2	$ 249.2	$ 270.5	$ 279.6
Real Estate [10]	28.0	11.2	6.1	7.1
Corporate & Other	(14.1)	(15.0)	(17.1)	(16.8)
Adjusted EBITDA Attributed to Vector	**$ 267.0**	**$ 245.3**	**$ 259.4**	**$ 269.9**

Source: Company filings.

(1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.
(2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity earnings from Castle Brands Inc. of $16.43 million and Ladenburg Thalmann Financial Services of $52.15 million for the twelve months ended March 31, 2020.
(3) Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.
(4) Represents amortization of stock-based compensation.
(5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from litigation award at Douglas Elliman Realty, LLC.
(6) Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.
(7) Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.
(8) Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.
(9) Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.
(10) Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $26,110, $11,284, $5,333 for the years ended December 31, 2017, 2018, and 2019, respectively, and $6,620 for the last twelve months ended March 31, 2020.